UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2016 (March 30, 2016)

AAC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-36643	35-2496142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Powell Place Brentwood, Tennessee		37027
(Address of Principal Executive Offices)		(Zip Code)

(615) 732-1231

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 30, 2016, AAC Holdings, Inc., a Nevada corporation (the “Company”), entered into an Amendment to the Asset Purchase Agreement (the “Amendment”) by and among the Company, American Addiction Centers, Inc., a Nevada corporation and wholly owned subsidiary of the Company (“AAC”), Townsend Treatment Center, LLC, a Delaware limited liability company and indirect wholly owned subsidiary of the Company (“Buyer”), Sagenex Diagnostics Laboratory, LLC, a Delaware limited liability company (“Sagenex”), Rush Medical – Lafayette, LLC, a Delaware limited liability company (“Rush”), Houma Treatment Center, L.L.C., a Louisiana limited liability company (“Houma”) and the Sellers’ Representative party thereto, to the Asset Purchase Agreement, dated December 10, 2015, among the Company, AAC, Buyer, Sellers, the members of the Sellers party thereto and the Sellers’ Representative party thereto, which was previously announced and disclosed in the Company’s Annual Report on Form 10-K that was filed with the Securities and Exchange Commission (the “SEC”) on March 9, 2016 (the “Asset Purchase Agreement”). The Amendment added Sagenex, Rush and Houma as additional parties to the Asset Purchase Agreement, increased the Cash Consideration by $750,000, modified the definitions of “Share Price,” “Excluded Assets” and “Excluded Liabilities” and updated Annex B to reflect the addition of Houma as a Seller.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment. A copy of the Asset Purchase Agreement is incorporated herein by reference as Exhibit 2.1, and a copy of the Amendment is filed herewith as Exhibit 2.2 and is incorporated herein by reference.

The cash portion of the Townsend acquisition was funded from borrowings pursuant to the Company’s subordinated debt facility with Deerfield Management Company, L.P. (“Deerfield Management”), previously disclosed in the Company’s Current Report on Form 8-K that was filed with the SEC on October 7, 2015 (the “Facility Agreement”). On April 1, 2016, the Company issued to Deerfield International Master Fund, L.P., Deerfield Private Design Fund III, L.P., and Deerfield Partners, L.P., affiliates of Deerfield Management, Senior Subordinated Notes in the principal amounts of $3,780,000, $6,750,000 and $2,970,000, respectively (the “Senior Subordinated Notes”). Pursuant to the terms and conditions of the Facility Agreement, the Senior Subordinated Notes bear interest at an annual rate of 12.0% and mature on September 30, 2020. Additionally, all of the Company’s operating subsidiaries (collectively, the “Guarantors”) previously entered into a Guaranty, dated as of October 2, 2015, whereby the Guarantors agreed to guarantee the obligations and liabilities of the Company under the Facility Agreement and the Senior Subordinated Notes.

The foregoing description of the Senior Subordinated Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Senior Subordinated Notes. Copies of the Senior Subordinated Notes are filed herewith as Exhibits 10.1, 10.2 and 10.3 and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 hereof relating to the Senior Subordinated Notes is incorporated by reference into this Item 2.03.

Item 7.01.	Regulation FD Disclosure.

On April 4, 2016, the Company issued a press release announcing the acquisition of substantially all of the assets of Sellers. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

2.1*	Asset Purchase Agreement, dated December 10, 2015, by and among AAC Holdings, Inc., American Addiction Centers, Inc., Townsend Treatment Center, LLC, the Sellers party thereto, the Members party thereto and the Sellers’ Representative party thereto (previously filed as Exhibit 2.12 to the Company’s Annual Report on Form 10-K (File No. 001-36643), filed on March 9, 2016 and incorporated herein by reference).

2.2*	Amendment to the Asset Purchase Agreement, dated March 30, 2016, by and among AAC Holdings, Inc., American Addiction Centers, Inc., Townsend Treatment Center, LLC, Sagenex Diagnostics Laboratory, LLC, Rush Medical – Lafayette, LLC, Houma Treatment Center, L.L.C. and the Sellers’ Representative party thereto.

10.1	Senior Subordinated Note, dated April 1, 2016, payable to Deerfield International Master Fund, L.P.

10.2	Senior Subordinated Note, dated April 1, 2016, payable to Deerfield Private Design Fund III, L.P.

10.3	Senior Subordinated Note, dated April 1, 2016, payable to Deerfield Partners, L.P.

99.1	Press Release dated April 4, 2016

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. AAC Holdings, Inc. hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAC HOLDINGS, INC.

By:	/s/ Michael T. Cartwright
Michael T. Cartwright
Chief Executive Officer and Chairman

Date: April 5, 2016

EXHIBIT INDEX

No.	Exhibit

2.1*	Asset Purchase Agreement, dated December 10, 2015, by and among AAC Holdings, Inc., American Addiction Centers, Inc., Townsend Treatment Center, LLC, the Sellers party thereto, the Members party thereto and the Sellers’ Representative party thereto (previously filed as Exhibit 2.12 to the Company’s Annual Report on Form 10-K (File No. 001-36643), filed on March 9, 2016 and incorporated herein by reference).

2.2*	Amendment to the Asset Purchase Agreement, dated March 30, 2016, by and among AAC Holdings, Inc., American Addiction Centers, Inc., Townsend Treatment Center, LLC, Sagenex Diagnostics Laboratory, LLC, Rush Medical – Lafayette, LLC, Houma Treatment Center, L.L.C. and the Sellers’ Representative party thereto.

10.1	Senior Subordinated Note, dated April 1, 2016, payable to Deerfield International Master Fund, L.P.

10.2	Senior Subordinated Note, dated April 1, 2016, payable to Deerfield Private Design Fund III, L.P.

10.3	Senior Subordinated Note, dated April 1, 2016, payable to Deerfield Partners, L.P.

99.1	Press Release dated April 4, 2016

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. AAC Holdings, Inc. hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.